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                                                                Exhibit 10.1(u)





                            SAUER-SUNDSTRAND COMPANY

                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                           FOR CERTAIN KEY EXECUTIVES
                PREVIOUSLY EMPLOYED BY THE SUNDSTRAND CORPORATION
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                                TABLE OF CONTENTS


SECTION                                                                     PAGE
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1.   PURPOSE ..............................................................    1

2.   DEFINITIONS ..........................................................    1

3.   SUPPLEMENTAL RETIREMENT BENEFIT ......................................    3

4.   PAYMENT ..............................................................    5

5.   NO FUNDING OBLIGATION ................................................    6

6.   EXAMPLES ARE NOT BINDING .............................................    6

7.   MISCELLANEOUS ........................................................    6

     EXHIBIT A ............................................................    8


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1.    PURPOSE

      It is Company's present intention to provide Executive with an additional retirement benefit (the "Supplemental Retirement Benefit"). The objective of the Company is for the Supplemental Retirement Benefit to be equal to what the Executive would have received from the larger of the Company Retirement Plans or the Sundstrand Plan if the limitations contained in Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986 (the "Code") were inapplicable to the Sundstrand Plan and those of the Company Retirement Plans that are defined benefit plans, minus the retirement benefits the Executive is entitled to receive under the Company Retirement Plans.

      The payment of any Supplemental Retirement Benefit shall be made solely at the discretion of the Company, which also has the exclusive right to determine the amount of such benefit, if any.

2.    DEFINITIONS

      For the purpose of this Plan, the following terms shall have the following meanings:

            (a) "Company" shall mean Sauer-Sundstrand Company (including the predecessor Sundstrand--Sauer Company or any successor of Sauer-Sundstrand Company) or any subsidiary or other entity which, together with Sauer-Sundstrand Company,


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      would constitute a single employer under Section 414 of the Code, as amended.

            (b) "Company Retirement Plans" means all of the Internal Revenue Code tax qualified defined benefit and defined contribution retirement plans established by the Company on or after the effective date, under the terms of which the Executive is eligible to receive a retirement benefit.

            (c) "Earnings" means an Executive's "Considered Compensation" as defined in the Company Retirement Plans with respect to periods after December 31, 1986. For purposes hereof, compensation paid by Sundstrand with respect to periods prior to January 1, 1987, shall be taken into account to the extent it would be "Considered Compensation" under the Company Retirement Plans.

            (d) "Effective Date" means January 1, 1987.

            (e) "Executive" means an employee who is selected by the Company to receive a Supplemental Retirement Benefit under this Plan.

            (f) "Retires" means when an Executive ceases to be an active regular employee of the Company and is eligible to begin receiving payment of a retirement benefit from the Company Retirement Plans.

            (g) "Service" means the Executive's "Years of Participation" under the Sundstrand Plan as of December 31, 1986, plus the number of his years of continuous service as an


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      employee of the Company after December 31, 1986, as defined in the Company
      Retirement Plans, for that Executive.

            (h) "Sundstrand" means the predecessor of the Company, Sundstrand Corporation, a Delaware corporation.

            (i) "Sundstrand Plan" means the Sundstrand Corporation Retirement Plan as in effect on December 31, 1986.

3.    SUPPLEMENTAL RETIREMENT BENEFIT

      Any Supplemental Retirement Benefit which is to be paid shall be determined using the following guidelines:

            FIRST, the benefit to which the Executive is entitled under the Company Retirement Plans shall be determined.

            SECOND, there shall be determined the benefit to which the Executive would have been entitled under the Sundstrand Plan if, for purposes of calculating such benefit, there had been taken into account the Executive's Service and Earnings with the Company after January 1, 1987. For this purpose, such benefit shall be determined as if the limitations of Code Sections 415 and 401(a)(17), and any provisions of such Plan incorporating such limitation, were inapplicable.

            THIRD, the amount of the Supplemental Retirement Benefit shall be determined by deducting the amount determined under the FIRST paragraph above from the amount determined under the SECOND paragraph above. See Exhibit A for examples of this calculation. If greater, the amount of the Supplemental


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      Retirement Benefit shall be the total benefits that would be payable to the Executive under the Company Retirement Plans, assuming the limitations of Sections 415 and 401(a)(17) of the Code, and any provisions of such Plans incorporating such limitations, were inapplicable to those of the Company Retirement Plans that are defined benefit plans.

      For purposes of the foregoing, the following assumptions and rules shall apply:

            (a) The same benefit payment commencement date shall be used to determine (i) the amount of Executive's accrued benefit under the Company Retirement Plans, (ii) the amount of the benefit which would have been paid under the Sundstrand Plan in effect on December 31, 1986, assuming Executive's Service and Earnings were used to calculate such benefit, and
      (iii) the amount of Executive's Supplemental Retirement benefit.

            (b) Each of the calculations of a benefit shall be made based upon payment in the form of a single-life annuity.

            (c) In the event one or more of the Company Retirement Plans from which Executive is entitled to receive a retirement benefit is other than a defined benefit plan (as defined in Paragraph (35) of Section 3 of the Employee Retirement Income Security Act of 1974, as amended) for purposes of determining the Supplemental Retirement Benefit, Executive's benefit from such Company Retirement Plans shall be converted to the actuarial equivalent of a single-life annuity. For such


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      purpose, the Pension Benefit Guaranty Corporation (PBGC) interest rate and mortality tables in effect at the time payment of the Supplemental Retirement Benefit is to commence shall be used.

            (d) When calculating the amount of any benefit payable under the Company Retirement Plans, all provisions applicable to such benefit shall be applied, such as early retirement benefit reduction factors with respect to early retirement benefits payable prior to normal retirement age.

      In the event either the Sundstrand Plan or any of the Company Retirement Plans is amended, the Company will review each such amendment and, in its sole discretion, make such changes as it determines to be appropriate in the Supplemental Retirement Benefit Plan and any calculation to be made in connection therewith.

4.    PAYMENT

      Any Supplemental Retirement Benefit which the Company determines to be payable pursuant to Section 3 hereof shall be paid on the same date that payments commence to such Executive under the defined benefit Company Retirement Plan in which such Executive is a participant. The form of such payment shall be the same as any one of the forms of benefit elected by and payable to such Executive under such defined benefit Company Retirement Plan. Notwithstanding the foregoing, however, the Supplemental Retirement Benefit payable to the Executive shall be paid in the form of a


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lump sum if its actuarial value, calculated according to the actuarial assumptions in such defined benefit Company Retirement Plan, does not exceed $3,500.

5.    NO FUNDING OBLIGATION

      Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to set aside funds to provide a Supplemental Retirement Benefit to Executive. Any Supplemental Retirement Benefit which the Company determines to be payable shall be provided only out of the Company's general assets and shall be an unsecured, unfunded obligation of the Company.

6.    EXAMPLES ARE NOT BINDING

      The examples attached hereto as Exhibit A are for illustrative purposes only and shall not in any way be construed to create any obligation on the part of the Company.

7.    MISCELLANEOUS

      Participation under this Plan shall not give any employee the right to be retained in the employ of the Company. The headings are inserted for the convenience of reference only and are to be ignored in any construction of the Plan. In the construction of


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this Plan the masculine shall include the feminine and the singular the plural in all cases where such meanings would be appropriate.

      Executed this 11th day of May, 1992

                                       SAUER-SUNDSTRAND COMPANY



                                       By: /s/ Michael J. Draper
                                           -------------------------------------
                                           Michael J. Draper, President


ATTEST:


By: /s/ Kenneth D. McCuskey
    ------------------------------
    Kenneth D. McCuskey, Secretary


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                                    EXHIBIT A
                                   EXAMPLE #1

ASSUMPTIONS:

- Executive participates only in the Sauer-Sundstrand Employees' Retirement Plan, and no other Company Retirement Plan.

-     Executive has attained the normal retirement age of 65.

- Executive's average monthly pay for the highest 60 consecutive months of his employment with the Company prior to his retirement is $20,000.

-     Executive's Covered Compensation is $1,414.00.

- The amount of the Primary Social Security Benefit used to determine the offset under the Sundstrand Plan is $800 per month.

-     Executive has 30 Years of Participation.

- Executive's "Frozen Part B Benefit" under the Company Retirement Plan is $500.00 per month.

DETERMINATION OF SUPPLEMENTAL RETIREMENT BENEFIT:

1.    Retirement benefit provided under the Company Retirement Plan:


      a.    Maximum monthly compensation taken into account under
            Code Section 401(a)(17) for 1991 .........................$18,518.33


      b.    Thirty Years of Participation times
            two percent ..............................................    60%

      c.    60% of $18,518.33 ........................................$11,111.00

            CALCULATION OF OFFSET:

      d.    Thirty Years of Participation times
            0.6% .....................................................    18%

      e.    Monthly Covered Compensation .............................$ 1,414.00

      f.    18% of $1,414.00 .........................................$   254.52

      g.    Total monthly benefit
            ($11,11l.00-$254.52) .....................................$10,856.48


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                               EXHIBIT A - Page 2


      h.    Code Section 415 monthly limit for 1991 ..................$ 9,080.25

      i.    Actual benefit (lesser of g or h) ........................$ 9,080.25

2. Retirement Benefit that would have been provided under the Sundstrand Plan based on Executive's Service and Earnings:


            $20,000 x 66-2/3% ........................................$13,333.33


            Less Primary Social Security Benefit ($400) ..............$12,933.33

            Times Years of Participation over 30 (30/30) .............$12,933.33

3.    Supplemental Retirement Benefit:

      $12,933.33 (from 2 above) - $9,080.25 (from 1 above) = .........$ 3,853.08

                                   EXAMPLE #2

ASSUMPTIONS:

- The same as for Example #1 except Executive has attained age 61 and elects to begin receiving an early retirement benefit.

DETERMINATION OF SUPPLEMENTAL RETIREMENT BENEFIT:

1.    Retirement benefit provided under the Company Retirement Plan:

      Determined the same as in Example #1 except reduced to reflect early retirement and early benefit commencement:

      (a)   Reduction of Part A Benefit for commencement prior to age 65:

            Total Company Retirement Plan Benefit ....................$9,080.25

            Frozen Part B Benefit ....................................$  500.00

            Part A Benefit ($9,080.25 - $500.00) .....................$8,580.25

            .5% x 48 months ..........................................       24%

            Reduction (24% x $8,580.25) ..............................$2,059.26

            Reduced Part A Benefit
            ($8,580.25 - $2,059.26) ..................................$6,520.99


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                               EXHIBIT A - Page 3

      (b)   Reduction of Frozen Part B Benefit for commencement prior to age 62:

            Frozen Part B Benefit ...................................$   500.00

            Reduction (3% x $500.00) ................................$    15.00

            Reduced Frozen Part B Benefit
            ($500.00- $15.00) .......................................$  485.00

      (c)   Total Reduced Benefit:

            $6,520.99 + $485.00 = $7,005.99

2. Retirement Benefit that would have been provided under the Sundstrand Plan based on Executive's total Service and Earnings:

            Determined the same as for Example #1, except reduced for one year's early retirement:

                   $12,933.33 - $388.00(3% x $12,933.33) = ..........$12,545.33*

3.    Supplemental Retirement Benefit:

      $12,545.33(from 2 above) - $7,005.99(from 1 above) = ..........$ 5,539.34*

      *The effect is that the Supplemental Retirement Benefit covers the early retirement reduction which is applicable under the Company Retirement Plan with respect to the period between Executive's age 62 and 65.


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